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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 19, 2001


                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                    333-76627           13-3447441
-------------------------------     ------------      -----------------
(State or Other Jurisdiction of     (Commission       (I.R.S. Employer
        Incorporation)              File Number)       Identification No.)


                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
                   ----------------------------------------
                   (Address of Principal Executive Offices)
                                 (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000
                                                          ----- --------

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Item 5.       Other Events.
----          ------------

Filing of Consent of KPMG LLP.
-----------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act 1933, Lehman ABS Corporation (the "Registrant") will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Commission on September 17, 2001 and September 19, 2001, respectively), into the Registrant's registration statement (No. 333-76627). In connection with the incorporation of such documents by reference, the Registrant hereby files the consent of KPMG LLP to the use of their name in the Prospectus Supplement and Prospectus relating to Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2001-B dated October 19, 2001. The consent of KPMG LLP is attached hereto as Exhibit 23.1.


Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of KPMG LLP.






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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        LEHMAN ABS CORPORATION



                        By: /s/  Samir A. Tabet
                            ----------------------------------
                            Name:   Samir A. Tabet
                            Title:  Senior Vice President



Dated:  October 24, 2001



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                                                   Exhibit Index

Exhibit                                                               Page


23.1  KPMG LLP.......................................





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



                      Exhibit 23.1: Consent of KPMG LLP.




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